QUANTUM INVESTOR PRESENTATION

November 1, 2016

Quantum

Safe Harbor

Safe Harbor Statement

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, without limitation, statements regarding anticipated market forecasts and trends, and Quantum's financial forecast, business prospects and strategies are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum's actual results to differ materially from those implied by the forward-looking statement. More detailed information about these risk factors, and additional risk factors, are set forth in Quantum's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled "Risk Factors," in Quantum's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 3, 2016. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Quantum believes that non-GAAP financial measures provide useful and supplemental information to investors regarding its quarterly financial performance. The non-GAAP financial measures Quantum uses are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. For a description of the specific adjustments Quantum makes in preparing its non-GAAP financial measures, and the rationale for these adjustments, please refer to the section entitled "Use of Non-GAAP Financial Measures" in Quantum's most recent quarterly earnings release filed on Form 8-K with the Securities and Exchange Commission October 26, 2016.

Key Investment Highlights



36-Year Storage Specialist and Leader in Key Markets	High-Growth Scale-out Storage Portfolio	Profit/Cash-Generating Data Protection Portfolio, Install Base and Channel	Scalable Financial Model Providing Significant Leverage



Who We Are

A leading expert in highly scalable storage, data protection and archive focused on the most demanding workflow challenges

What We Do

Enable customers to capture, share and preserve digital assets over their entire lifecycle, creating new opportunities to maximize data's business value

A Rich History in Storage

1980
HDD devices
(Sold business in 2001)

1994
Tape-based data protection

2002
Disk-based data protection systems

2006
High-performance storage & data mgmt. software
(Origins from 2000)

2012
Cloud-based storage services

2014
Multi-tier storage solutions for end-to-end workflows

Quantum's Business Today

Data Protection
Primary Customer: IT Departments

Scale-out Storage
Primary Customer: Line of Business

DATA BACKUP
Highly efficient and fast systems for protecting an organization's critical operational data

DATA ARCHIVING AND PRESERVATION
Massively scalable storage systems for safely storing an organization's most strategic data assets

WORKFLOW STORAGE
High-performance, multi-tier storage solutions for enabling line-of-business creativity, productivity, and efficiency

Quantum Overview

FY16 Revenue: $476M


Royalty
9%
Scale-out
Storage
27%
Data Protection
64%

- Non-royalty: 90% branded, 10% OEM
- 60% North America, 30% EMEA, 10% APAC

- Fiscal Q2'17 results
  - Total revenue of $135M, up 15% Y-Y
    - Scale-out storage revenue grew 56% Y-Y (21st consecutive quarter of Y-Y growth) and represented 35% of total revenue
    - Branded data protection revenue increased 4% Y-Y
  - Non GAAP net income of $6M, up $13M Y-Y
- 100,000+ customers, from SMB to enterprise
- Channel-focused sales model, with 11,000 resellers
- Major technology OEM/reseller partnerships

Hewlett Packard Enterprise DELL IBM FUJITSU TERADATA Raising Intelligence

Proven Market Leader

100,000+ customer deployments

Awards and other honors

Tightly Integrated with the Ecosystem

Rocket Arkivio	BROCADE	NetApp	amazon.com web services	CISCO	Microsoft CERTIFIED Partner
milestone The Open Platform Company	3VR	Genetec	FireEye	FUJITSU	VEEAM IT JUST WORKS!
telestream	reachENGINE	AUTODESK		TERADATA	CITRIX
Adobe	DALET	splunk>	AVERE	commvault	xerox
primestream	ctera	AVIGILON	ORACLE	VERITAS	vmware READY CERTIFIED

How Quantum Solves Key Customer Challenges

Key Customer Challenges

- Data growth, particularly unstructured data (e.g., video, audio, imaging, sensors)
- Increased strategic value of data
  - Insight, discovery, intelligence
  - Repurposing/remonetizing
  - Anytime/anywhere access
  - Collaboration
- Need for workflow-optimized solutions
- Desire for greater simplicity/ease-of-use
- Public, private, hybrid cloud architectures
- Continued cost constraints

Customers' business needs increasingly centered on capturing, sharing, protecting and maximizing value of their data

Quantum's Solutions

- Managing large-scale, shared content workflows from end to end in most demanding data environments
- Enabling efficient workflows that rely on high-performance storage
- Providing archive solutions designed to reduce unstructured data storage costs
- Making content archives in the cloud more accessible
- Protecting and retaining data in most efficient, cost-effective way based on customer needs (tiered storage)

Quantum offers unique combination of high performance, low-cost capacity and easy access across multiple storage tiers

Quantum's Addressable Market



Overall CAGR: 10.1%
(Billions)
$4.8
(Dedupe: $3.3)¹
(Tape: $1.6)²
$12.8
2014
$5.3
(Dedupe: $3.8)
(Tape: $1.5)
$20.3
2018
Data Protection: 2.2% CAGR
Scale-out Storage: 12.2% CAGR³

Sources:
[1] IDC
[2] IDC, Santa Clara Consulting Group, Quantum
[3] IHS Technology, Intersect360, Coughlin Associates

SCALE-OUT STORAGE SOLUTIONS

Quantum

Scale-out Storage: Key Metrics

- 1H'FY17 revenue of $78M, up 34% Y-Y
  - Growth across all main use cases: Media & Entertainment, Video Surveillance and Technical Workflows
- 100,000+ file system licensees/users
- Average win rate in 70% range
- Average non-GAAP product gross margins of approximately 45%
- Expected to grow to 35-40% of total revenue in FY17 (from 27% in FY16)



Quantum
Quantum

Scale-out Storage: The Demanding Markets We Serve


Corporate Video
Sports Video
M&E
Government
Video Surveillance
Network Forensics
Genomics
Geospatial
Oil & Gas
Scientific Research
INCOMING DATA
RETENTION OF DATA
DATA SHARING/ COLLABORATION
VIDEO PRODUCTION
INTELLIGENCE & SURVEILLANCE
TECHNICAL WORKFLOWS
Quantum.

Scale-out Storage: Attributes Required for Success



PERFORMANCE
INCOMING DATA
VIDEO PRODUCTION
INTELLIGENCE & SURVEILLANCE
Quantum.
TECHNICAL WORKFLOWS
RETENTION OF DATA
DATA SHARING/ COLLABORATION
LOW-COST CAPACITY
ACCESS

Multi-Tier Scale-out Storage Portfolio that Delivers on All Attributes


StorNext 5
Xcellis Workflow Storage
Q-Cloud Archive/Vault
STORNEXT DATA MANAGEMENT
QXS Hybrid Storage
S3
STORNEXT DATA MANAGEMENT
Artico Archive Appliance
Lattus Object Storage
StorNext AEL (Tape)
ACCESS
PERFORMANCE
LOW-COST CAPACITY

Scale-out Storage: Quantum Growth Drivers

Extend M&E leadership (e.g., corporate video, sports video, ad agencies)

Build on video surveillance momentum

Capitalize on unstructured data archive opportunities in technical workflows

Further expand our solution set to the cloud and cloud providers

Leverage data protection assets and unified sales organization

Scale-out Storage Use Cases: Select Examples



Broadcaster (Media & Entertainment)

- Needed support for 4K/2K mixed workflow
- EMC Isilon couldn't meet performance requirements
- QTM enabled them to fully leverage large 4K investment and pursue additional business opportunities



Retail Center (Video Surveillance)

- Wanted state-of-the art video surveillance and analytics solution they could afford
- No other storage solution "even came close" to QTM, including integration with key ecosystem partners



Automotive Supplier (Technical Workflows)

- Autonomous vehicle project: 20PB of data over 10 years
- NTAP cost of $15M made project untenable
- QTM cost of $1.6M thru tiering, with better performance
- QTM enabled greater innovation and IP growth



DATA PROTECTION SOLUTIONS

Quantum

Data Protection: Key Metrics

- 1H’FY17 revenue of $155M, up 3% Y-Y (excludes royalty revenue)
  - Branded disk backup systems up 14% Y-Y in 1H’FY17
- 100,000+ deployments
- Average win rates over 75% for tape automation and mid-60th percentile for DXi
- Average branded non-GAAP product gross margins
  - Tape automation and DXi: approximately 50%
  - Tape devices and media: approximately 5-10%
- Strategy is to generate overall data protection profit/cash


Quantum
Quantum

Data Protection: Increased Complexity and Demands on Customers

LEGACY	NEW PARADIGM
Protection of Mostly Structured Data	Protection of Increasingly More Unstructured Data, in Addition to Structured Data
Back Up Data from Physical Assets	Protection of Heterogeneous Assets – Physical and Virtual
Primarily Tape Backup	Intelligent Storage Tiering – Tape, Disk, Object Storage and Cloud
On-Premise Data Access	Anytime, Anywhere Data Access
Retain Most Data for Finite Period	Keep More and More Data Forever
Archive for Risk Mitigation	Archive for Business Opportunity

Data Protection: Products

DXi Disk Deduplication





DXi V-Series
1-24TB

DXi4700
5-135TB

DXi6900/DXi6900-S
17-544TB

Scalar Tape Automation







Scalar i3/i6
25-800 slots

Scalar i500
40-80 slots

Scalar i6000
10-7000 slots

Devices and Media



Q-Cloud Protect

Data Protection: Driving Profit/Cash

- Leverage tape market share leadership
- Increase DXi customer base
- Expand DXi go-to-market strategic partnerships
- Take advantage of growing cost issues with traditional primary storage
- Leverage unified sales organization

Data Protection Use Case:
Virtual Machine Data Backup and Disaster Recovery

Customer Need

- State health department faced with significant data growth and challenges of large VMware adoption



Quantum Solution

- DXi appliances
- Veeam backup software

Why Quantum

- Positive experience with earlier generation DXi appliance
- Ability to partition DXi appliance as virtual tape library and NAS target
- DXi archive capability

FINANCIALS AND GUIDANCE

Quantum

Revenue Breakdown (millions of $)


Scale-out Storage
$50
$40
$30
$20
$10
$0
FQ3'15
FQ4'15
FQ1'16
FQ2'16
FQ3'16
FQ4'16
FQ1'17
FQ2'17


Disk Backup
$25
$20
$15
$10
$5
$0
FQ3'15
FQ4'15
FQ1'16
FQ2'16
FQ3'16
FQ4'16
FQ1'17
FQ2'17


Royalty
$12
$9
$6
$3
$0
FQ3'15
FQ4'15
FQ1'16
FQ2'16
FQ3'16
FQ4'16
FQ1'17
FQ2'17


Tape-based Data Protection
$80
$60
$40
$20
$0
FQ3'15
FQ4'15
FQ1'16
FQ2'16
FQ3'16
FQ4'16
FQ1'17
FQ2'17

Scalable Financial Model with Significant Leverage

	FY16	FY16 1st Half	FY16 2nd Half	FY17 1st Half
Revenue	$476M	$228M	$248M	$251M
Gross Margin Rate[1]	43.3%	41.3%	45.2%	42.4%
Operating Expenses[1]	$200M	$104M	$96M	$97M
(% of Revenue)	43%	46%	39%	39%
Operating Income[1]	$5.6M	($10M)	$16M	$10M
(% of Revenue)	1%	(4%)	6%	4%
Net Income[1]	($2M)	($14M)	$12M	$6M
(% of Revenue)	(1%)	(6%)	5%	3%
TTM EBITDA	$18M	($4M)	$22M	$37M
Cash from Ops	($12M)	($2M)	($9M)	$3M
Free Cash Flow	($15M)	($4M)	($11M)	$1M
Cash Balance	$37M	$65M	$37M	$32M
Total Debt	$135M[2]	$153M	$135M[2]	$130M
Net Debt	$98M[2]	$87M	$98M[2]	$97M
Headcount	1,200	1,200	1,200	1,200

<u>1H'FY17 vs. 1H'FY16</u>

- Total revenue up 10%
- Branded revenue up 14%
- Scale-out storage revenue up 34%
- Branded data protection up 4%
- Operating income up $20M
- Net income up $21M

Notes:

[1] *Gross Margin Rate, Operating Expenses, Operating Income and Net Income are non-GAAP figures*

[2] *In the third quarter of FY16, Quantum repurchased approximately $85M of its convertible debt using $16M in cash and $69M of its revolving credit facility with Wells Fargo Capital Finance*

Guidance (as of Oct. 26, 2016)

FQ3'17

- Total revenue: $125M-$130M
- Non-GAAP gross margin: 41-43%
- Non-GAAP opex: $47M-$49M
- Interest expense: $2.4M
- Taxes: $400K
- Non-GAAP EPS: $0.00-$0.02

FY17

- Total revenue: at least $500M
- Scale-out storage revenue: 35-40% of total revenue
- Decline in overall data protection revenue
  - Modest growth in disk backup
  - Declines in branded and OEM tape backup
- Royalty revenue: approximately $35M
- Non-GAAP gross margin: 43-44%
- Non-GAAP opex: $200M
- Interest expense: $7.8M
- Taxes: $1.6M
- Non-GAAP EPS: $0.04

Note: Quantum expressly disclaims any obligation to update or alter its guidance, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Quantum Corporation (the "Company"), its directors and certain executive officers will be participants in the solicitation of proxies from stockholders in connection with the Company's Annual Meeting of Stockholders for the fiscal year ended March 31, 2016 (the "Annual Meeting"). The Company has received a notice of nominations for the election of directors from VIEX Capital Advisors, LLC in connection with the Annual Meeting and it is possible that there may be a contested solicitation in connection with the Annual Meeting. The Company plans to file a proxy statement (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the Annual Meeting.

The members of the Board of Directors of the Company and Fuad Ahmad, Chief Financial Officer, would be participants in the Company's solicitation of proxies in connection with the Annual Meeting. As of October 31, 2016, the holdings of the participants in the Company's common stock were as follows: Robert I. Anderson – 49,277 shares; Paul R. Auvil III – 597,509 shares; Louis DiNardo – 292,871 shares; Fuad Ahmad – 0 shares; Dale L. Fuller – 197,542 shares; Jon W. Gacek – 1,726,628 shares and options to purchase 1,300,000 shares exercisable within 60 days; David A. Krall – 342,354 shares; Gregg J. Powers – 15,423,566 shares, of which 14,594,195 shares are held in managed accounts of Private Capital Management, LLC, of which Mr. Powers is CEO and Portfolio Manager, and as to which Mr. Powers disclaims beneficial ownership; Clifford Press – 0 shares; and David E. Roberson – 329,263 shares. Additional information regarding such participants, including updated information as to their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. To the extent that holdings of the Company's securities change from the amounts reflected in the foregoing, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing its definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the Company's preliminary proxy statement, any amendments or supplements thereto and any other relevant documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC's website (http://www.sec.gov). Copies of the Company's definitive proxy statement, any amendments or supplements thereto and any other relevant documents filed by the Company with the SEC in connection with the Annual Meeting will also be available, free of charge, at the Company's website (www.quantum.com) or by writing to Investor Relations, Quantum Corporation, 224 Airport Parkway, Suite 300, San Jose, CA 95110.

Quantum®